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                             INTERCREDITOR AGREEMENT


     This INTERCREDITOR AGREEMENT, dated as of December 20, 1996 (this "AGREEMENT") is executed and delivered by IBM CREDIT CORPORATION ("IBMCC"), PAR ACCOUNTS RECEIVABLE CAPITAL CORPORATION ("PAR"), VANSTAR CORPORATION ("VANSTAR"), VANSTAR FINANCE CO. ("VFC"), and NESBITT BURNS SECURITIES INC. ("NESBITT BURNS").

                                    RECITALS

     WHEREAS, Vanstar and IBMCC are parties to the Second Amended and Restated Financing Program Agreement, dated as of April 30, 1995 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the "IBM FINANCING AGREEMENT");

     WHEREAS, Vanstar is entering into the Purchase and Contribution Agreement, dated as of December 20, 1996 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the "PURCHASE AGREEMENT"), among Vanstar, as an originator (in such capacity, the "ORIGINATOR"), and VFC, as initial purchaser. Pursuant to the Purchase Agreement, Vanstar will sell and contribute to VFC all Pool Receivables and Related Security that it now owns and from time to time hereafter will own;

     WHEREAS, contemporaneously with the sale by Vanstar to VFC pursuant to the Purchase Agreement, VFC will transfer its interests in the Pool Receivables, Related Security and certain related assets more fully described in SECTION 1.2 of the Receivables Purchase Agreement (as defined below) to PAR pursuant to the Receivables Purchase Agreement dated as of December 20, 1996 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the "RECEIVABLES PURCHASE AGREEMENT") among VFC, Vanstar, as initial Servicer, PAR, as purchaser, and Nesbitt Burns, as Agent (in such capacity, the "AGENT");

     WHEREAS, to secure Vanstar's obligations under the IBM Financing Agreement, Vanstar has granted a security interest in certain of its assets to IBMCC;


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     WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Purchase Agreement and the Receivables Purchase Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. (a) Except as otherwise provided herein, capitalized terms used herein (including the recitals hereto) have the meanings provided in EXHIBIT I to the Receivables Purchase Agreement.

     (b)  As used herein:

     "COLLECTIONS" means, with respect to any Pool Receivable, (a) all funds which are received by the Seller, an Originator or the Servicer in payment of any amounts owed in respect of such Pool Receivable (including, without limitation,purchase price,finance charges, interest and all other charges), or applied to amounts owed in respect of such Pool Receivable (including, without limitation, insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (b) all Collections deemed to have been received pursuant to SECTION 1.4(e) of the Receivables Purchase Agreement and (c) all other proceeds of such Pool Receivable.

     "COMPANY NOTE" means the promissory note delivered to Vanstar by VFC pursuant to the Purchase Agreement.

     "CONTRACT" means, with respect to any Pool Receivable, any and all contracts, understandings, instruments, agreements, leases, invoices, notes, or other writings pursuant to which such Pool Receivable arises or which evidences such Pool Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Pool Receivable.

     "DESIGNATED EXCLUDED OBLIGOR" means IBM, Merisel and their respective Affiliates and any other Excluded Obligor designated


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in writing by the Agent as such; it being understood that no Excluded Obligor shall be a "Designated Excluded Obligor" unless and until the Originator shall have implemented arrangements satisfactory to the Agent for collections and other proceeds of all Receivables generated by such Excluded Obligor to be remitted to an account other than any Lock Box Account and shall have taken such other actions and provided such other information as required by the Agent in connection with such designation.

     "EXCLUDED OBLIGOR" means IBM, Merisel and their respective Affiliates and any other Obligor, so designated in writing as such by the Agent in its sole discretion to the Seller, from time to time, it being understood that from time to time the Agent may revoke its designation of one or more Obligors as Excluded Obligors by written notice to the Seller and IBMCC; it being understood that such revocation shall not affect the rights of IBMCC with respect to any amounts arising on or prior to the date which is 15 days after receipt by IBMCC of notice of such revocation.

     "EXCLUDED RECEIVABLE" means a Receivable, the related Obligor of which is a Designated Excluded Obligor.

     "FINAL PAYOUT DATE" means the date following the Facility Termination Date on which no Investment or Discount in respect of the Participation under the Agreement shall be outstanding and all other amounts payable by the Originator, the Seller or the Servicer to the Purchaser, the Agent or any other Affected Person under the Transaction Documents shall have been paid in full.

     "OBLIGOR" means a Person obligated to make payments with respect to a Pool Receivable, including any guarantor thereof.

     "ORIGINATOR NOTE" means a demand promissory note issued by Originator to the order of VFC as it may be amended, supplemented, endorsed or otherwise modified from time to time.

     "PERSON" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.


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

     "POOL RECEIVABLE" means a Receivable in the Receivables Pool.

     "PRODUCT BUSINESS RECEIVABLE" means a Receivable which arises from the sale to an obligor of (x) personal computers, network products, computer peripherals and software manufactured or licensed by third parties, (y) product configuration, distribution, installation, cabling and connectivity services related to the sales referred to in CLAUSE (x) hereof and (z) services related to the selection, design, planning and execution of a network project and training; IT BEING UNDERSTOOD that Product Business Receivables shall not include any Receivables arising from the provision of ongoing support and consulting services related to computer networks provided through the "Service Business" of the Originator.

     "RECEIVABLE" means any indebtedness and other obligations owed to the Originator or Seller or any right of the Seller or Originator to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by the Originator or Seller, and includes, without limitation, the obligation to pay any fiance charges, fees and other charges with respect thereto. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

     "RECEIVABLES POOL" means at any time all of the then outstanding Product Business Receivables other than Excluded Receivables.

     "RELATED RIGHTS" means (a) all rights to, but not the obligations under, the Contracts and Related Security, (b) all rights under the Originator Notes,
(c) all monies due or to become due with respect to any Pool Receivable, Contract and Related Security, (d) all books and records related to any of the foregoing, and (e) all proceeds thereof (as defined in the UCC) received on or after the date hereof including, without


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limitation, all funds which either are received by any Originator, the
Initial Purchaser or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of Pool Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments, if any, that Originator or the Servicer applies in the ordinary course of its business to amounts owed in respect of any Pool Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other party directly or indirectly liable for payment of such Pool Receivable and available to be applied thereon.)

     "RELATED SECURITY" means, with respect to any Pool Receivable: (i) any goods (including returned goods), and documentation or title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Pool Receivable; (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise, together with all UCC financing statements or similar filings signed by an Obligor relating thereto; and (iii) all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Pool Receivable or otherwise relating to such Pool Receivable whether pursuant to the Contract related to such Pool Receivable or otherwise.

     "VFC INTEREST" is defined in SECTION 4 of this Agreement.

     SECTION 2. RELEASE OF TRANSFERRED ASSETS. (a) IBMCC hereby releases all liens and security interest of any kind whatsoever that IBMCC holds in all Pool Receivables, Related Rights, Collections and proceeds of the foregoing that may be sold, purportedly sold, contributed, transferred, conveyed or assigned by Vanstar to VFC and/or sold, purportedly sold, contributed, transferred, conveyed or assigned by VFC to PAR from time to time (collectively, the "TRANSFERRED ASSETS"); IT BEING UNDERSTOOD that such release shall be automatic and irrevocable upon each


                                     -5-

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such sale, purported sale, contribution, transfer, conveyance or assignment.
The Transferred Assets being released may include proceeds in any form of property that remains subject to a lien in favor of IBMCC. It is understood and agreed that IBMCC shall not have any rights to or in any such proceeds that are Transferred Assets.

     (b) Nothing in this SECTION 2 shall be deemed to constitute a release of any lien, claim, encumbrance or security interest IBMCC may have as against any interest of Vanstar in any other collateral securing Vanstar's obligations under the IBM Financing Agreement not constituting Transferred Assets. Each of VFC and PAR acknowledges that it does not have any ownership or security interest in, or other claim or encumbrance on, any such collateral not constituting Transferred Assets.

     (c) Each of IBMCC and PAR agrees, upon request, to execute and deliver partial release statements and other documents and instruments that may be reasonably requested in order to evidence the release provided for in this section; PROVIDED, HOWEVER, that failure to execute and deliver any partial release statements, documents or instruments shall not affect or impair the release provided in this section.

     SECTION 3. ASSIGNMENT OF PAYMENT RIGHTS. (a) Vanstar hereby agrees that at any time during the occurrence and continuation of an "Event of Default" as defined in the IBM Financing Agreement, IBMCC shall have the right to instruct the Servicer and VFC to make payment of any amounts due and owing to Vanstar under the Purchase and Contribution Agreement and the Receivables Purchase Agreement (including any Servicer Fee then due and owing to Vanstar) directly to IBMCC (such amounts collectively, the "VANSTAR PAYMENT AMOUNTS").

     (b) VFC and Vanstar, as Servicer, hereby agree that at any time after receipt of written notice by IBMCC of (i) the occurrence and continuation of an "Event of Default" as defined in the IBM Financing Agreement and (ii) its request that all Vanstar Payment Amounts be paid to IBMCC, VFC and Vanstar, as Servicer, shall pay all subsequent Vanstar Payment Amounts as directed by IBMCC when any such Vanstar Payment Amount becomes due and owing; provided, however, such payments shall only be


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made to the extent otherwise permitted pursuant to the Purchase and
Contribution Agreement and the Receivables Purchase Agreement.

     SECTION 4. AGREEMENTS OF AGENT REGARDING VFC INTERESTS AND THE COMPANY NOTE. IBMCC agrees that it shall not assign, transfer or otherwise dispose of any ownership interest in VFC pledged to it (the "VFC INTEREST"), the Company Note or any Vanstar Payment Rights. Further, IBMCC agrees (except as set forth in the third sentence of this SECTION 4) that it shall not ask, demand, sue for or otherwise exercise any right or remedy in respect of the VFC Interest, the Company Note or any Vanstar Payment Rights, until the Final Payout Date.
Without limiting the generality of the foregoing, IBMCC agrees (except as set forth in the third sentence of this SECTION 4) that it shall not, until the Final Payout Date, exercise or assert any right to exercise any rights in respect of the VFC Interest, the Company Note or any Vanstar Payment Rights, exercise any power of attorney in respect of the VFC Interest, the Company Note or the Vanstar Payment Rights, or otherwise assert any claim, right or remedy in respect of the VFC Interest, Company Note or any Vanstar Payment Rights. Until the Final Payout Date, the only rights of IBMCC in respect of the VFC Interest, Company Note or Vanstar Payment Rights shall be that (x) the IBMCC Debt shall be secured by the VFC Interest and Company Note and (y) to the extent such payments are permitted pursuant to the Purchase and Contribution Agreement and the Receivables Purchase Agreement, and subject to the limitations set forth in this
SECTION 4, IBMCC may redirect and collect payments of any Vanstar Payment Rights as set forth in SECTION 3. IBMCC agrees that its rights with respect to the Company Note are further limited as provided in the Company Note, which has been provided to IBMCC.

     SECTION 5.  ADDITIONAL AGREEMENTS OF AGENT.  IBMCC agrees that it:

          (a) shall not (i) challenge any transfer of Transferred Assets from Vanstar to VFC, whether on the grounds that such transfer was a disguised financing or a fraudulent conveyance or fraudulent transfer or was not a true sale or otherwise, or (ii) assert that VFC, on the one


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     hand, and Vanstar, on the other hand, should be substantively consolidated;

          (b) shall not, with respect to PAR or VFC, institute or join any other Person in instituting a proceeding of the type referred to in the definition of "Insolvency Proceeding" in EXHIBIT I to the Receivables Purchase Agreement, so long as any Notes or other debt securities issued by PAR shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such Note or other debt securities shall have been outstanding; and

          (c) shall not assign its rights or obligations under the IBM Financing Agreement to any other Person unless such Person shall have agreed in writing, for the benefit of PAR, VFC and the Agent to be bound by the terms of this Agreement as if it were a party hereto.

     SECTION 6. RELIANCE. This Agreement shall remain in effect until the Final Payout Date except that SECTION 5 hereof shall remain in effect until the period of one year and one day referred to in CLAUSE (b) thereof shall have elapsed.




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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day first above written.


                              NESBITT BURNS SECURITIES INC.,
                              as Agent


                              By: /s/ Mark A. Roche
                                 --------------------------------
                                 Title: Managing Director


                              By: /s/ Thomas C. Wright
                                 --------------------------------
                                 Title: Senior Executive--Vice President


                              POOLED ACCOUNTS RECEIVABLES CAPITAL CORPORATION


                              By: /s/ Richard L. Taiano
                                 --------------------------------
                                 Title: Vice President


                              IBM CREDIT CORPORATION


                              By: /s/ Illegible
                                 --------------------------------
                                 Title: Credit Manager


                              VANSTAR FINANCE CO.


                              By: /s/ John J. Dunican, Jr.
                                 --------------------------------
                                 Title: Treasurer


                              VANSTAR CORPORATION, individually
                                and as Servicer


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


                              By: /s/ John J. Dunican, Jr.
                                 --------------------------------
                                 Title: Treasurer










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